EXHIBIT 10.2


                         NON-NEGOTIABLE PROMISSORY NOTE
                         ------------------------------


                               September 30, 2003


     For value received, the undersigned Eastern Medical Technologies, Inc., a Delaware corporation (the "Company"), hereby promises to pay to Caprius, Inc. (the "Holder"), the principal sum of One Hundred Fifty-Five Thousand Four Hundred Eighty-Six Dollars and Ten Cents ($155,486.10) bearing no interest but bearing 18% per annum in the Event of Default for all amounts that are in default (the "Default Rate"), as defined below. The principal is due and payable in 12 equal consecutive monthly installments of $9,498.84 commencing on January 1, 2004 and due on or before the 1st day of each succeeding month. On or before the 1st day of the month following the date the last principal installment is due and payable, a balloon payment of $41,500 shall also be due and payable.

     The principal and any interest due to an Event of Default shall be paid in lawful money of the United States of America to the Holder at Caprius, Inc., One Parker Plaza, Fort Lee, NJ 07024, or at such other place as the Holder shall designate for such purpose in writing.

     This Note is secured by a Security Agreement of even date herewith. Any conflicts between this Note and the Security Agreement shall be resolved and controlled by the Security Agreement.

     This Note may be prepaid in whole or in part, at any time without penalty. Any prepayment must include any interest due to an Event of Default to the date of prepayment. Any payment (whether voluntary or involuntary) shall be applied first to any accrued and unpaid interest due hereunder up to the date of such payment, and then to the principal sum outstanding hereunder. The acceptance of any prepayment when there is an Event of Default under this Note shall not constitute a waiver, release or accord and satisfaction thereof of any rights held by the Holder.

     For purposes of this Note, an Event of Default shall mean (a) the failure of the Company to pay to the Holder when the same shall become due any portion of the Obligations, and such failure shall continue for ten (10) consecutive days after notice from Holder; (b) the occurrence of any default (other than for the payment of money) by the Company under the Security Agreement or the Stock Purchase Agreement by and among, Caprius, Inc., Strax Institute, Inc. ("Strax"), Eastern Medical Technologies, Inc., George Aaron and Jonathan Joels, dated September 30, 2003, or the breach by Strax of any of its obligations under the Management Services Agreement between Strax and the Holder dated of even date herewith, and such failure shall continue for twenty (20) consecutive days after written notice from Holder to Company; or (c) the filing of any petition under the Bankruptcy Code or any similar federal or state statute by the Company or Strax or the filing of any petition under the Bankruptcy Code or any similar federal or state statute against the Company or Strax and such petition is not discharged within sixty (60) days after filing; or (d) the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of the Company or Strax, if any of same is not discharged


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within sixty (60) days after the occurrence thereof; or (e) entry of a judgment against the Company or Strax which is not satisfied or payment thereof secured by a bond, letter of credit or similar collateral within thirty (30) days after the rendition thereof; or (f) the taking possession of any substantial part of the property of the Company or Strax at the instance of any governmental authority; or (g) the dissolution of the Company or Strax or the merger, consolidation or reorganization of the Company or Strax without the prior written consent of Holder, which consent shall not be unreasonably withheld. At any time after the occurrence and continuation of any such Event of Default, the indebtedness evidenced by this Note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution, or modification of all or any part of the indebtedness evidenced thereby and all other obligations of the Company to Holder, howsoever created, shall, at the option of the Holder, immediately become due and payable without further demand upon or notice to the Company, and the Holder shall be entitled to exercise such remedies as permitted by law and any other documents or instruments evidencing the Obligations. The term Obligation(s) shall be defined as the principal sum of $155,486.10 and any interest due thereon (less any sums paid) as a result of an Event of Default.

     This Note shall remain in default until said payment shall have been made.

     No provision hereof shall alter or impair the Obligation of the Company, which is absolute and unconditional, to pay the principal hereof and interest, if any, herein at the time and place specified herein.

     The rights and remedies of the Holder shall be cumulative and concurrent, may be pursued separately or successively, and may be exercised as often as occasion therefore shall arise. Failure to exercise any right or remedy shall not be deemed a waiver or release thereof.

     The Company hereby waives presentment for payment, notice of demand, notice of non-payment or dishonor, protest, notice of protest, notice of intention to accelerate, notice of acceleration, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of payment of this Note, and hereby waives all notice or right of approval of any extensions, renewals, or modifications or forbearance which may be allowed.

     Upon the occurrence of an Event of Default, the interest rate to be paid by the Company on the amount due hereunder shall continue at the Default Rate even after the entry of a judgment against the Company.

     This Note shall be governed and construed in accordance with the laws of the State of Florida.

     THE COMPANY AND THE HOLDER, AS AN INDEPENDENT COVENANT, IRREVOCABLY WAIVE THE RIGHT TO A JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN THE COMPANY AND SUCH HOLDER HEREUNDER.


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     Upon any endorsement, assignment, or other transfer of this Note by Holder or by operation of law, the term "Holder," as used herein, shall mean such endorsee, assignee, or other transferee or successor to Caprius, Inc. then becoming the Holder of this Note. This Note shall inure to the benefit of the Holder and its successors and assigns and shall be binding upon the undersigned and their successors and assigns. The term "Company" as used herein, shall include the respective successors and assigns of the Company and any other obligor.

     All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest and, if this Note becomes in default and is placed into the hands of an attorney for collection, to pay attorney's fees and all other costs incurred in connection with such collection provided the Holder is the prevailing party.

     Any provision hereof found to be illegal, invalid, or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

     This Note was reviewed by all of the parties hereto who fully understand the terms and consequences of this Note and have been duly advised by their counsel concerning all aspects of the transactions contemplated herein.

     This Note may not be amended, modified, changed or discharged orally, but only by an agreement in writing signed by both the Company and the Holder.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Holder (or any other holder hereof) and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Holder (or any other holder hereof), except to the extent actual cash proceeds of such instruments are unconditionally received by the Holder (or other holder hereof) and applied to the indebtedness as herein provided.

     Provided that this Note shall not have been previously paid in full, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, the Company will execute and deliver to the Holder in lieu thereof, upon surrender and cancellation of any mutilated Note, a replacement note dated as of the date of this Note, identical in form and substance to this Note, and upon such execution and delivery all references in the Security Agreement to this Note shall be deemed to refer to such replacement note.

     This Note contains and embodies the entire agreement of the parties hereto, and any representations, inducements or agreements, oral or otherwise, not contained in this Note shall not be of any force and effect.

     The Company shall have a right to setoff, without penalty, amounts that are otherwise due and payable pursuant to this Note to the extent that the Holder breaches or defaults in the payment of any monies, stock, or other consideration to be paid and/or delivered under any agreement and/or instrument in which the


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Company and the Holder are a party thereto, including, but not limited, to the
Stock Purchase Agreement.

     Time is of the essence with regard to this Note.

     IN WITNESS WHEREOF, the undersigned intending to be legally bound, has executed this Note, as of the date set forth above.


                                         Eastern Medical Technologies, Inc.


                                         By: /s/ Bonnie Nelson
                                             ------------------------------
                                             Bonnie Nelson, President


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